UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Explanatory Note

We are filing this current report on Form 8-K (the “Current Report”) to include under (i) Item 9.01(a), the Audited Statement of Revenues and certain expenses of Madison at River Place, a 240 unit multi-family complex located at 4501 Sheraton Drive, Macon, Georgia (“River Place”), for the year ended December 31, 2014 and (ii) Item 9.01(b), our Unaudited Pro forma Financial Statements reflecting the acquisition of River Place. The property was purchased on February 1, 2016 for a purchase price of $14.5 million, including $11.2 million of mortgage debt obtained in connection with the acquisition.

The mortgage bears interest at a rate of 4.39%, matures in 2026, is interest only for the first 24 months and thereafter amortizes over a 30-year period. We contributed $3.3 million to this venture for our 80% interest.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired-River Place		Page
	(i) Independent Auditor’s Report		1
	(ii) Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (iii) Statement of Revenues and Certain Expenses for the nine months ended September 30, 2015 (Unaudited)		2
	(iv) Notes to Statements of Revenues and Certain Expenses		3
(b)	Unaudited Pro Forma Consolidated Financial Statements		4
	(i) Pro Forma Consolidated Balance Sheet at September 30, 2015		5
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2015		6
	For the three months ended December 31, 2015		7
	(iii) Notes to Pro Forma Consolidated Financial Statements		8
(c)	Exhibits

	Exhibit No.	Title of Exhibit
	23.1	Consent of BDO USA, LLP dated February 19, 2016

Independent Auditor’s Report

Shareholders and Board of Trustees
BRT Realty Trust
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of Madison at River Place located at 4501 Sheraton Drive, Macon, GA for the year ended December 31, 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to Madison at River Place's preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Madison at River Place for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Madison at River Place's revenues and expenses.

/s/ BDO USA, LLP
New York, New York
February 19, 2016

River Place
Statements of Revenues and Certain Expenses

	Nine Months Ended September 30, 2015	Year Ended December 31, 2014
	(unaudited)
Revenues:

Rental and other income	$1,419,000	$1,820,000

Certain Expenses:
Real estate taxes	97,000	125,000
Management fees	50,000	64,000
Utilities	81,000	109,000
Payroll	260,000	333,000
Insurance	47,000	60,000
Repairs and maintenance	127,000	165,000
Total certain expenses	662,000	856,000

Revenues in excess of certain expenses	$757,000	$964,000

See Independent Auditor’s report and accompanying notes to the Statements of Revenues and Certain Expenses.

River Place
Notes to Statements of Revenues and Certain Expenses

1. Organization

The property, located at 4501 Sheraton Drive, Macon, GA (“River Place” or the "Property"), is a multi-family complex containing 240 units.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts. BRT owns, operates and develops multi‑family properties, commercial and mixed use real estate assets.
On February 1, 2016, a consolidated joint venture comprised of an indirect wholly-owned subsidiary of the Trust and an unaffiliated joint venture partner acquired the Property for a purchase price of $14.5 million, including $11.2 million of mortgage debt obtained in connection with the acquisition.

2. Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of the Property has been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K. Accordingly, the statements of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants. Leases are generally for a one-year term and have no renewal options.

Income Taxes

The entity that owns the Property was organized as a limited liability company and is not directly subject to federal or state income taxes.

3. Subsequent Events

Subsequent events were evaluated from December 31, 2014 through February 19, 2016, the date on which the statements of revenues and certain expenses were issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On February 1, 2016, TRB River Place LLC, an indirect wholly owned subsidiary of BRT Realty Trust ("BRT" or the “Trust”) and an unaffiliated joint venture partner, acquired a 240 unit multi-family garden apartment complex located at 4501 Sheraton Drive, Macon, GA (“River Place”) for a purchase price of $14.5 million, including $11.2 million of mortgage debt obtained in connection with the acquisition.

On January 22, 2016, TRB Cinco Ranch LLC, an indirect wholly owned subsidiary of the Trust and an unaffiliated joint venture partner acquired a multi-family garden apartment complex located at 3306 S. Fry Road, Katy, TX ("Retreat at Cinco Ranch") containing 268 units for a purchase price of $40.3 million, including $30.8 million of mortgage debt.

The pro forma unaudited consolidated balance sheet is presented as if the acquisitions had been completed on December 31, 2015. The pro forma unaudited consolidated statement of income for the year ended September 30, 2015 is presented as if the acquisitions had been completed on October 1, 2014.The pro forma unaudited consolidated statement of income for the three months ended ended December 31, 2015, is presented as if the acquisitions had been completed on October 1, 2015.

These pro forma unaudited consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2015.

The pro forma unaudited consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2014 and October 1, 2015, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At December 31, 2015
(Amounts in thousands, except per share data)

	The Trust Historical	Previously Reported Acquisition	Purchase of River Place	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $46,301	$769,320	$40,250	14,525	$824,095

Cash and cash equivalents	21,379	(7,942)	(2,845)	10,592
Restricted cash - Newark	15,229	—	—	15,229
Restricted cash - multi-family	5,919	—	—	5,919
Deferred costs, net	15,581	305	177	16,063
Deposits and escrows	14,484	568	51	15,103
Other assets	14,701	61	91	14,853
Real estate property held-for-sale	23,869	—	—	23,869
Total Assets	$880,482	$33,242	$11,999	$925,723

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$596,204	$30,750	$11,200	$638,154
Junior subordinated notes	37,400	—	—	37,400
Other borrowings - including $8,000 to related party	14,001	—	—	14,001
Accounts payable and accrued liabilities	21,019	46	19	21,084
Deferred income	33,736	—	—	33,736
Mortgage payable held-for-sale	19,248	—	—	19,248
Total Liabilities	721,608	30,796	11,219	763,623

Commitments and contingencies	—	—	—	—

Equity:
BRT Realty Trust shareholders' equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	—	—	—	—
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,428 issued	40,285	—	—	40,285
Additional paid-in capital	162,072	—	—	162,072
Accumulated other comprehensive loss	(38)	—	—	(38)
Accumulated deficit	(81,448)	—	—	(81,448)
Total BRT Realty Trust shareholders' equity	120,871	—	—	120,871
Non-controlling interests	38,003	2,446	780	41,229
Total Equity	158,874	2,446	780	162,100
Total Liabilities and Equity	$880,482	$33,242	$11,999	$925,723

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2015
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisition		Purchase of River Place		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$81,358	$4,059		$1,794		$87,211
Other income	1,139	—		—		1,139
Total revenues	82,497	4,059		1,794		88,350
Expenses:
Real estate operating expenses - including $1,233 to related parties	43,219	1,937		839		45,995
Interest expense	24,177	1,434	(a)	523	(a)	26,134
Advisor's fees, related party	2,448	—		—		2,448
Property acquisition costs - including $1,293 to related parties	1,885	—		—		1,885
General and administrative-including $171 to related party	6,683	—		—		6,683
Depreciation	20,695	1,208	(b)	436	(b)	22,339
Total expenses	99,107	4,579		1,798		105,484
Total revenues less total expenses	(16,610)	(520)		(4)		(17,134)
Gain on sale of real estate assets	15,005	—		—		15,005
Net loss	(1,605)	(520)		(4)		(2,129)
Plus: net loss (income) attributable to non-controlling interests	(783)	104		1		(678)
Net loss attributable to common shareholders	$(2,388)	$(416)		$(3)		$(2,807)

Basic and diluted per share amounts attributable to
common shareholders:
Basic and diluted loss per share	$(0.17)	$(0.03)		$—		$(0.20)

Weighted average number of common shares outstanding:
Basic and diluted	14,133,352	14,133,352		14,133,352		14,133,352

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Three Months Ended December 31, 2015
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisition		Purchase of River Place		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$22,935	$1,015		$449		$24,399
Other income	277	—				277
Total revenues	23,212	1,015		449		24,676
Expenses:
Real estate operating expenses - including $433 to related parties	11,506	484		210		12,200
Interest expense - including $24 to related party	6,928	359	(a)	129	(a)	7,416
Advisor's fees, related party	693	—		—		693
Property acquisition costs	57	—		—		57
General and administrative-including $26 to related party	1,749	—		—		1,749
Depreciation	5,661	302	(b)	109	(b)	6,072
Total expenses	26,594	1,145		448		28,187
Total revenues less total expenses	(3,382)	(130)		1		(3,511)
Gain on sale of real estate assets	609	—		—		609
Net loss	(2,773)	(130)		1		(2,902)
Plus: net loss attributable to non-controlling interests	739	26		—		765
Net loss attributable to common shareholders	$(2,034)	$(104)		$1		$(2,137)

Basic and diluted per share amounts attributable to
common shareholders:
Basic and diluted loss per share	$(0.14)	$(0.01)		—		$(0.15)

Weighted average number of common shares outstanding:
Basic and diluted	14,101,056	14,101,056		14,101,056		14,101,056

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Trust include the accounts of the Trust and consolidated subsidiaries in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Other Income”. Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.	Notes to the pro forma unaudited consolidated balance sheet and statements of income for River Place and other previously reported acquisitions for the year ended September 30, 2015.

a)
To reflect the interest expense resulting from the mortgages securing Cinco Ranch and River Place which expense is calculated an interest rate of 4.44% and 4.39%, respectively, and includes amortization of loan related fees.

b)	To reflect depreciation expense on the estimated useful life of the properties of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

By: /s/ George Zweier
George Zweier
February 19, 2016	Vice President and
Great Neck, NY	Chief Financial Officer